Exhibit 10.1

EXECUTION VERSION

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of January 18, 2022, is between KRAIG BIOCRAFT LABORATORIES, INC., a company incorporated under the laws of the State of Wyoming, with principal executive offices located at 2723 South State Street – Suite 150, Ann Arbor, MI 48104 (the “Company”), and each of the investors listed on the Schedule of Buyers attached hereto (individually, a “Buyer” and collectively the “Buyers”).

WITNESSETH

WHEREAS, the Company and the Buyer desire to enter into this transaction for the Company to sell and the Buyer to purchase the Convertible Debentures (as defined below) pursuant to an exemption from registration pursuant to Section 4(a)(2) and/or Rule 506 of Regulation D (“Regulation D”) as promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”);

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Buyer, as provided herein, and the Buyer shall purchase convertible debentures in the form attached hereto as “Exhibit A” (the “Convertible Debentures”) in the principal amount of up to $3,000,000 (the “Subscription Amount”), which shall be convertible into shares of the Company’s Class A common stock, no par value (the “Common Stock”) (as converted, the “Conversion Shares”), of which $1,500,000 shall be purchased upon the signing this Agreement (the “First Closing”) and $1,500,000 shall be purchased on or about the date the Registration Statement has first been declared effective by the SEC (the “Second Closing”) (individually referred to as a “Closing” collectively referred to as the “Closings”), at a purchase price equal to the Subscription Amount (the “Purchase Price”) ;

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement (the “Registration Rights Agreement”) pursuant to which the Company has agreed to provide certain registration rights under the Securities Act and the rules and regulations promulgated there under, and applicable state securities laws;

WHEREAS, the Convertible Debentures shall be secured by all assets of the Company and its subsidiaries subject to (i) that certain amended and restated security agreement by and between the Investor, the Company and the Company’s subsidiaries dated the date hereof (all such security agreements shall be referred to as the “Security Agreement”) pursuant to which the Company and its wholly owned subsidiaries agree to provide the Investor a security interest in Pledged Property (as this term is defined in the Security Agreement), (ii) the amended and restated intellectual property security agreement by and between the Investor, the Company and the Company’s subsidiaries referenced therein dated the date hereof (all such security agreements shall be referred to as the “IP Security Agreement”) pursuant to which the Company and its wholly owned subsidiaries agree to provide the Investor a security interest in the intellectual property collateral (as this term is defined in the IP Security Agreement), and (iii) the amended and restated global guaranty by and between the Investor and the Company’s subsidiaries dated the date hereof (the “Guaranty”) (the “Guaranty” and collectively with the Security Agreement and the IP Security Agreement the “Security Documents”) in favor of the Investor;

WHEREAS, contemporaneously with the First Closing the Company shall issue to the Investor a warrant to purchase 12,500,000 shares of the Company’s Common Stock in the form attached hereto as Exhibit B (“Warrant A”) (the “Warrant Shares”) and a warrant to purchase 4,285,714 shares of the Company’s Common Stock in the form attached hereto as Exhibit B (“Warrant B”), (collectively Warrant A and Warrant B shall be referred to as the “Warrants”) such shares of Common Stock to be issued upon exercise of the Warrants shall be referred to as the “Warrant Shares”);

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement (the “Registration Rights Agreement”) pursuant to which the Company has agreed to provide certain registration rights under the Securities Act and the rules and regulations promulgated thereunder, and applicable state securities laws;

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Company is delivering Irrevocable Transfer Agent Instructions (the “Irrevocable Transfer Agent Instructions”) to its transfer agent; and

WHEREAS, the Convertible Debentures and the Conversion Shares, the Warrants and the Warrant Shares]are collectively referred to herein as the “Securities.”

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Buyer hereby agree as follows:

1. PURCHASE AND SALE OF CONVERTIBLE DEBENTURES AND WARRANTS.

(a) Purchase of Convertible Debentures. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall issue and sell to the Buyer, and the Buyer agrees to purchase from the Company at each Closing Convertible Debentures with a principal amount corresponding for such Closing.

(b) Closing Dates. Each Closing of the purchase of Convertible Debentures by the Buyers shall occur at the offices Yorkville Advisors Global, LP, 1012 Springfield Avenue, Mountainside, NJ 07092. The date and time of each Closing shall be as follows: (i) the First Closing shall be 10:00 a.m., New York time, on the first Business Day on which the conditions to the Closing set forth in Sections 6 and 7 below are satisfied or waived (or such other date as is mutually agreed to by the Company and each Buyer) (the “First Closing Date”) and (ii) the Second Closing shall be 10:00 a.m., New York time, by the third Business Day after the Registration Statement is first declared effective by the SEC, provided the conditions to the Closing set forth in Sections 6 and 7 below are satisfied or waived (or such other date as is mutually agreed to by the Company and the Buyer) (the “Second Closing Date” and collectively referred to as the “Closing Dates”). As used herein “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to remain closed.

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(c) Form of Payment; Deliveries. Subject to the satisfaction of the terms and conditions of this Agreement, on each Closing Date, (i) the Buyer shall deliver to the Company the Purchase Price for the Convertible Debentures to be issued and sold to the Buyer at such Closing, minus any fees or expenses to be paid directly from the proceeds of such Closing as set forth herein, and (ii) the Company shall deliver to the Buyer, Convertible Debentures which the Buyer is purchasing at such Closing with a principal amount corresponding for such Closing , duly executed on behalf of the Company.

2. BUYER’S REPRESENTATIONS AND WARRANTIES.

The Buyer represents and warrants to the Company with respect to only itself that, as of the date hereof and as of each Closing Date:

(a) Investment Purpose. The Buyer is acquiring the Securities for its own account for investment purposes and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered under or exempt from the registration requirements of the Securities Act; provided, however, that by making the representations herein, such Buyer does not agree, or make any representation or warranty, to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with, or pursuant to, a registration statement covering such Securities or an available exemption under the Securities Act. Such Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

(b) Accredited Investor Status. The Buyer is an “Accredited Investor” as that term is defined in Rule 501(a)(3) of Regulation D.

(c) Reliance on Exemptions. The Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities.

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(d) Information. The Buyer and its advisors (and his or, its counsel), if any, have been furnished with all materials relating to the business, finances and operations of the Company and information he deemed material to making an informed investment decision regarding his purchase of the Securities, which have been requested by such Buyer. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer’s right to rely on the Company’s representations and warranties contained in Section 3 below. The Buyer understands that its investment in the Securities involves a high degree of risk. The Buyer has sought such accounting, legal and tax advice, as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

(e) Transfer or Resale. The Buyer understands that: (i) the Securities have not been registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration requirements, or (C) such Buyer provides the Company with reasonable assurances (in the form of seller and broker representation letters) that such Securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the Securities Act, as amended (or a successor rule thereto) (collectively, “Rule 144”), in each case following the applicable holding period set forth therein; and (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder.

(f) Legends. The Buyer agrees to the imprinting, so long as its required by this Section 2(f), of a restrictive legend on the Securities in substantially the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE [AND THOSE SECURITIES INTO WHICH THEY ARE CONVERTIBLE] HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES [AND THOSE SECURITIES INTO WHICH THEY ARE CONVERTIBLE] HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TOWARD RESALE AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS

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Certificates evidencing the Conversion Shares and/or the Warrant Shares shall not contain any legend (including the legend set forth above), (i) while a registration statement covering the resale of such security is effective under the Securities Act, (ii) following any sale of such Conversion Shares and/or Warrant Shares pursuant to Rule 144, (iii) if such Conversion Shares and/or the Warrant Shares are eligible for sale under Rule 144, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC). The Buyer agrees that the removal of restrictive legend from certificates representing Securities as set forth in this Section 3(f) is predicated upon the Company’s reliance that the Buyer will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a registration statement, they will be sold in compliance with the plan of distribution set forth therein.

(g) Organization; Authority. The Buyer is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents (as defined below) to which it is a party and otherwise to carry out its obligations hereunder and thereunder.

(h) Authorization, Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and shall constitute the legal, valid and binding obligations of the Buyer enforceable against the Buyer in accordance with its terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(i) No Conflicts. The execution, delivery and performance by the Buyer of this Agreement and the consummation by the Buyer of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of the Buyer, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Buyer is a party or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to the Buyer, except, in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder.

(j) Certain Trading Activities. The Buyer has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with the Buyer, engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales (as defined below) involving the Company’s securities) during the period commencing as of the time that the Buyer first contacted the Company or the Company’s agents regarding the specific investment in the Company contemplated by this Agreement and ending immediately prior to the execution of this Agreement by such Buyer. The Buyer hereby agrees that it shall not directly or indirectly, engage in any Short Sales involving the Company’s securities during the period commencing on the date hereof and ending when no Convertible Debentures remain outstanding. “Short Sales” means all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the 1934 Act (as defined below). The Buyer is aware that Short Sales and other hedging activities may be subject to applicable federal and state securities laws, rules and regulations and the Buyer acknowledges that the responsibility of compliance with any such federal or state securities laws, rules and regulations is solely the responsibility of the Buyer.

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(k) Trading Information. Upon the Company’s request, the Buyer agrees to provide the Company with trading reports setting forth the number and average sales prices of Conversion Shares and Warrant Shares sold the Buyer during the prior trading week.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

Except as set forth under the corresponding section of the Disclosure Schedules which Disclosure Schedules shall be deemed a part hereof and to qualify any representation or warranty otherwise made herein to the extent of such disclosure, the Company hereby makes the representations and warranties set forth below to the Buyer:

(a) Organization and Qualification. The Company and each of its Subsidiaries are entities duly formed, validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authority to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted. The Company and each of its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect (as defined below). As used in this Agreement, “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company and its Subsidiaries, taken as a whole, (ii) the transactions contemplated hereby or in any of the other Transaction Documents or any other agreements or instruments to be entered into by the Company in connection herewith or therewith or (iii) the authority or ability of the Company to perform any of its obligations under any of the Transaction Documents (as defined below). “Subsidiaries” means any Person in which the Company, directly or indirectly, owns a majority of the outstanding capital stock having voting power or holds a majority of the equity or similar interest of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary”.

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(b) Authorization; Enforcement; Validity. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and the other Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Convertible Debentures, the reservation for issuance and issuance of the Conversion Shares issuable upon conversion of the Convertible Debentures), have been duly authorized by the Company’s board of directors and no further filing, consent or authorization is required by the Company, its board of directors or its stockholders or other governmental body. This Agreement has been, and the other Transaction Documents to which the Company is a party will be prior to the Closing, duly executed and delivered by the Company, and each constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. “Transaction Documents” means, collectively, this Agreement, the Registration Rights Agreement, the Convertible Debentures, the Warrants, the Security Agreement, the IP Security Agreement, the Guaranty, the Irrevocable Transfer Agent Instructions, and each of the other agreements and instruments entered into by the Company or delivered by the Company in connection with the transactions contemplated hereby and thereby, as may be amended from time to time.

(c) Issuance of Securities. The issuance of the Securities are duly authorized and, upon issuance and payment in accordance with the terms of the Transaction Documents the Securities shall be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, mortgages, defects, claims, liens, pledges, charges, taxes, rights of first refusal, encumbrances, security interests and other encumbrances (collectively “Liens”) with respect to the issuance thereof. As of each Closing Date, the Company shall have reserved from its duly authorized capital stock (i) all Warrant Shares, and not less than (i) 300% of the maximum number of shares of Common Stock issuable upon conversion of all Convertible Debentures (assuming for purposes hereof that (x) such Convertible Debentures are convertible at the Conversion Price (as defined therein) as of the date of determination, (y) any such conversion shall not take into account any limitations on the conversion of the Convertible Debentures set forth therein. Upon issuance or conversion in accordance with the Convertible Debentures, or exercise in accordance with the Warrants, the Conversion Shares and/or Warrant Shares, when issued, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights or Liens with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock.

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(d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Convertible Debentures, the Conversion Shares, the Warrants, the Warrant Shares and the reservation for issuance of the Conversion Shares and Warrant Shares) will not (i) result in a violation of the Articles of Incorporation (as defined below), Bylaws (as defined below), certificate of formation, memorandum of association, articles of association, bylaws or other organizational documents of the Company or any of its Subsidiaries, or any capital stock or other securities of the Company or any of its Subsidiaries, (ii) conflict with, or constitute a default under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, U.S. federal and state securities laws and regulations, the securities laws of the jurisdictions of the Company’s incorporation or in which it or its subsidiaries operate and the rules and regulations of the OTC Markets’ OTCQB® Market (the “Principal Market”) and including all applicable laws, rules and regulations of the State of Wyoming) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, except in the case of (ii) and (iii) for any conflict, default, right or violation that would not reasonably be expected to result in a Material Adverse Effect.

(e) Consents. The Company is not required to obtain any material consent from, authorization or order of, or make any filing or registration with (other than any filings as may be required by any federal or state securities agencies and any filings as may be required by the Principal Market), any Governmental Entity (as defined below) or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company or any Subsidiary is required to obtain pursuant to the preceding sentence have been or will be obtained or effected on or prior to each Closing Date, and neither the Company nor any of its Subsidiaries are aware of any facts or circumstances which might prevent the Company or any of its Subsidiaries from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents. The Company is not in violation of the requirements of the Principal Market and has no knowledge of any facts or circumstances which could reasonably lead to delisting or suspension of the Common Stock in the foreseeable future. The Company has notified the Principal Market of the issuance of all of the Securities hereunder, which does not require obtaining the approval of the stockholders of the Company or any other Person or Governmental Entity, and the Principal Market has completed its review of the related Listing of Additional Share form, to the extent such form is required. “Governmental Entity” means any nation, state, county, city, town, village, district, or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), multi-national organization or body; or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing.

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(f) Acknowledgment Regarding Buyer’s Purchase of Securities. The Company acknowledges and agrees that the Buyer is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that no Buyer is (i) an officer or director of the Company or any of its Subsidiaries, (ii) to its knowledge, an “affiliate” (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule thereto) (collectively, “Rule 144”)) of the Company or any of its Subsidiaries or (iii) to its knowledge, a “beneficial owner” of more than 10% of the shares of Common Stock (as defined for purposes of Rule 13d-3 of the 1934 Act). The Company further acknowledges that no Buyer (nor any affiliate of any Buyer) is acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Buyer’s purchase of the Securities. The Company further represents to each Buyer that the Company’s decision to enter into the Transaction Documents to which it is a party has been based solely on the independent evaluation by the Company and its representatives.

(g) No Integrated Offering. None of the Company, its Subsidiaries or any of their affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to require approval of stockholders of the Company under any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated for quotation. None of the Company, its Subsidiaries, their affiliates nor any Person acting on their behalf will take any action or steps that would cause the offering of any of the Securities to be integrated with other offerings of securities of the Company.

(h) Dilutive Effect. The Company understands and acknowledges that the number of Conversion Shares and Warrant Shares will increase in certain circumstances. The Company further acknowledges its obligation to issue the Conversion Shares upon conversion of the Convertible Debentures and the Warrant Shares upon exercise of the Warrants in accordance with this Agreement and the Convertible Debentures and Warrants, as applicable, is, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

(i) Application of Takeover Protections; Rights Agreement. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested stockholder, business combination, poison pill (including, without limitation, any distribution under a rights agreement), stockholder rights plan or other similar anti-takeover provision under the Articles of Incorporation, Bylaws or other organizational documents or the laws of the jurisdiction of its incorporation or otherwise which is or could become applicable to any Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and any Buyer’s ownership of the Securities.

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(j) SEC Documents; Financial Statements. During the two (2) years prior to the date hereof, the Company has timely filed all reports, schedules, forms, proxy statements, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) (all of the foregoing filed prior to the date hereof and all exhibits and appendices included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). The Company has delivered or has made available to the Buyers or their respective representatives true, correct and complete copies of each of the SEC Documents not available on the EDGAR system. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles (“GAAP”), consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate). The reserves, if any, established by the Company or the lack of reserves, if applicable, are reasonable based upon facts and circumstances known by the Company on the date hereof and there are no loss contingencies that are required to be accrued by the Statement of Financial Accounting Standard No. 5 of the Financial Accounting Standards Board which are not provided for by the Company in its financial statements or otherwise. No other information provided by or on behalf of the Company to the Buyers which is not included in the SEC Documents (including, without limitation, information in the disclosure schedules to this Agreement) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading, in the light of the circumstance under which they are or were made. The Company is not currently contemplating to amend or restate any of the financial statements (including, without limitation, any notes or any letter of the independent accountants of the Company with respect thereto) included in the SEC Documents (the “Financial Statements”), nor is the Company currently aware of facts or circumstances which would require the Company to amend or restate any of the Financial Statements, in each case, in order for any of the Financials Statements to be in compliance with GAAP and the rules and regulations of the SEC. The Company has not been informed by its independent accountants that they recommend that the Company amend or restate any of the Financial Statements or that there is any need for the Company to amend or restate any of the Financial Statements.

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(k) Absence of Certain Changes. Since the date of the Company’s most recent audited financial statements contained in a Form 10-K, there has been no Material Adverse Effect, nor any event or occurrence specifically affecting the Company or its Subsidiaries that would be reasonably expected to result in a Material Adverse Effect. Since the date of the Company’s most recent audited financial statements contained in a Form 10-K, neither the Company nor any of its Subsidiaries has (i) declared or paid any dividends, (ii) sold any material assets, individually or in the aggregate, outside of the ordinary course of business or (iii) made any material capital expenditures, individually or in the aggregate, outside of the ordinary course of business. Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does the Company or any Subsidiary have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so.

(l) No Undisclosed Events, Liabilities, Developments or Circumstances. No event, liability, development or circumstance has occurred or exists, or is reasonably expected to exist or occur specific to the Company, any of its Subsidiaries or any of their respective businesses, properties, liabilities, prospects, operations (including results thereof) or condition (financial or otherwise), that has not been publicly disclosed and would reasonably be expected to have a Material Adverse Effect.

(m) Conduct of Business; Regulatory Permits. Neither the Company nor any of its Subsidiaries is in violation of any term under its Articles of Incorporation, any certificate of designation, preferences or rights of any other outstanding series of preferred stock of the Company or any of its Subsidiaries or Bylaws or their organizational charter, certificate of formation, memorandum of association, articles of association, Articles of Incorporation or certificate of incorporation or bylaws, respectively. Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except in all cases for violations which would not reasonably be expected to have a Material Adverse Effect. Without limiting the generality of the foregoing, the Company is not in violation of any of the rules, regulations or requirements of the Principal Market and has no knowledge of any facts or circumstances that could reasonably lead to delisting or suspension of the Common Stock by the Principal Market in the foreseeable future. During the one year prior to the date hereof, (i) the Common Stock has been listed or designated for quotation on the Principal Market, (ii) trading in the Common Stock has not been suspended by the SEC or the Principal Market and (iii) the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Stock from the Principal Market, which has not been publicly disclosed. The Company and each of its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit. There is no agreement, commitment, judgment, injunction, order or decree binding upon the Company or any of its Subsidiaries or to which the Company or any of its Subsidiaries is a party which has or would reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Company or any of its Subsidiaries, any acquisition of property by the Company or any of its Subsidiaries or the conduct of business by the Company or any of its Subsidiaries as currently conducted other than such effects, individually or in the aggregate, which have not had and would not reasonably be expected to have a Material Adverse Effect on the Company or any of its Subsidiaries.

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(n) Compliance with Laws.

(i) Definitions.

(a) “Anti-Bribery Laws” shall mean of any provision of any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions or any applicable provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”) or any other similar law of any other jurisdiction in which the Company operates its business, including, in each case, the rules and regulations thereunder.

(b) “Applicable Laws” shall mean applicable laws, statutes, rules, regulations, orders, executive orders, directives, policies, guidelines, ordinance or regulation of any governmental entity and codes having the force of law, whether local, national, or international, as amended from time to time, including without limitation (i) all applicable laws that relate to money laundering, terrorist financing, financial record keeping and reporting, (ii) all applicable laws that relate to anti-bribery, anti-corruption, books and records and internal controls, including the Anti-Bribery Laws, (iii) Sanctions Laws and Anti-Money Laundering Laws.

(c) “Anti-Money Laundering Laws” shall mean applicable financial recordkeeping and reporting requirements and all other applicable U.S. and non-U.S. anti-money laundering laws, rules and regulations, including, but not limited to, those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the United States Bank Secrecy Act, as amended by the USA PATRIOT Act of 2001, and the United States Money Laundering Control Act of 1986 (18 U.S.C. §§1956 and 1957), as amended, as well as the implementing rules and regulations promulgated thereunder, and the applicable money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency or self-regulatory.

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(d) “Sanctions Laws” shall mean and all applicable U.S. and non-U.S. laws and regulations, including, but not limited to, the laws, regulations and Executive Orders and sanctions programs (“Sanctions Programs”) enforced or administered by the U.S. Office of Foreign Assets Control (“OFAC”) or the U.S. Departments of State or Commerce, including, without limitation, (i) Executive Order 13224 of September 23, 2001 entitled, “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism” (66 Fed. Reg. 49079 (2001)); and any regulations contained in 31 CFR, Subtitle B, Chapter V

(o) Compliance with Applicable Laws. The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with and have not previously violated Applicable Laws and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to Applicable Laws is pending or, to the knowledge of the Company, threatened.

(p) Anti/Bribery/Foreign Corrupt Practices. Neither the Company nor any of its Subsidiaries nor any director, officer, agent, employee, nor any other person acting for or on behalf of the Company or any of its Subsidiaries (individually and collectively, a “Company Affiliate”) have violated the U.S. Foreign Corrupt Practices Act (the “FCPA) or any other applicable anti-bribery or anti corruption laws, nor has any Company Affiliate offered, paid, promised to pay, or authorized the payment of any money, or offered, given, promised to give, or authorized the giving of anything of value, to any officer, employee or any other person acting in an official capacity for any Governmental Entity to any political party or official thereof or to any candidate for political office (individually and collectively, a “Government Official”) or to any person under circumstances where such Company Affiliate knew or was aware of a high probability that all or a portion of such money or thing of value would be offered, given or promised, directly or indirectly, to any Government Official, for the purpose, in violation of applicable law, of: (i) (A) influencing any act or decision of such Government Official in his/her official capacity, (B) inducing such Government Official to do or omit to do any act in violation of his/her lawful duty, (C) securing any improper advantage, or (D) inducing such Government Official to influence or affect any act or decision of any Governmental Entity, or (ii) assisting the Company or its Subsidiaries in obtaining or retaining business for or with, or directing business to, the Company or its Subsidiaries.

(q) Equity Capitalization.

(i) Definitions:

(A) “Common Stock” means (x) the Company’s shares of Class A common stock, no par value per share, the Company’s shares of Class B common stock, no par value per share and (y) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

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(B) “Preferred Stock” means (x) the Company’s blank check Class A preferred stock, no par value per share, the terms of which may be designated by the board of directors of the Company in a statement of designations and (y) any capital stock into which such preferred stock shall have been changed or any share capital resulting from a reclassification of such preferred stock (other than a conversion of such preferred stock into Common Stock in accordance with the terms of such Certificate of Designations).

(ii) Authorized and Outstanding Capital Stock. As of the date hereof, the authorized capital stock of the Company consists of (A) Unlimited shares of Class A Common Stock, of which, 927,378,166 are issued and outstanding (B) unlimited shares of Class B Common Stock, of which, 0 are issued and outstanding and (C) an Unlimited number of shares of Class A Preferred Stock, of which 2 are issued and outstanding1.

(iii) Valid Issuance; Available Shares. All of such outstanding shares are duly authorized and have been validly issued and are fully paid and nonassessable.

(iv) Existing Securities; Obligations. Except as disclosed in the SEC Documents: (A) none of the Company’s or any Subsidiary’s shares, interests or capital stock is subject to preemptive rights or any other similar rights or Liens suffered or permitted by the Company or any Subsidiary; (B) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares, interests or capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of the Company or any of its Subsidiaries; (C) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except pursuant to this Agreement); (D) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (E) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; and (G) neither the Company nor any Subsidiary has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement.

1 Finalize

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(v) Organizational Documents. The Company has furnished to the Buyers or filed on EDGAR true, correct and complete copies of the Company’s Articles of Incorporation, as amended and as in effect on the date hereof (the “Articles of Incorporation”), and the Company’s bylaws, as amended and as in effect on the date hereof (the “Bylaws”), and the terms of all convertible securities and the material rights of the holders thereof in respect thereto.

(r) Litigation. Except as disclosed in the SEC Documents, there is no action, suit, arbitration, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, other Governmental Entity, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, the Common Stock or any of the Company’s or its Subsidiaries’ officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such, which would reasonably be expected to result in a Material Adverse Effect. After reasonable inquiry of its employees, the Company is not aware of any event which might result in or form the basis for any such action, suit, arbitration, investigation, inquiry or other proceeding. Without limitation of the foregoing, there has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company, any of its Subsidiaries or any current or former director or officer of the Company or any of its Subsidiaries. Neither the Company nor any of its Subsidiaries is the subject of any order, writ, judgment, injunction, decree, determination or award of any Governmental Entity that would reasonably be expected to result in a Material Adverse Effect.

(s) Insurance. The Company currently maintains no insurance policies. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for.

(t) Manipulation of Price. Neither the Company nor any of its Subsidiaries has, and, to the knowledge of the Company, no Person acting on their behalf has, directly or indirectly, (i) taken any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company or any of its Subsidiaries to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company or any of its Subsidiaries.

(u) Registration. Except as set forth in the SEC Reports, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company. The Company is eligible to register the Securities to be issued hereunder on the Registration Statement. The Securities issued hereunder are exempt from the qualification provisions of the Trust Indenture Act of 1939 (the “TIA”) and this Agreement and the transactions contemplated herein comply in all respects with the TIA.

(v) Registration Eligibility. The Company is eligible to register the resale of the Conversion Shares and the Warrant Shares by the Buyers using Form S-1 promulgated under the 1933 Act.

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(w) Shell Company Status. The Company is not, and has never been, an issuer identified in, or subject to, Rule 144(i).

(x) Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided the Buyers or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information concerning the Company or any of its Subsidiaries, other than the existence of the transactions contemplated by this Agreement and the other Transaction Documents. The Company understands and confirms that the Buyers will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosures provided to the Buyers regarding the Company and its Subsidiaries, their businesses and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of the Company or any of its Subsidiaries, taken as a whole, are true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. All of the written information furnished after the date hereof by or on behalf of the Company or any of its Subsidiaries to each Buyer pursuant to or in connection with this Agreement and the other Transaction Documents, taken as a whole, will be true and correct in all material respects as of the date on which such information is so provided and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. To the Company’s knowledge, no event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, liabilities, prospects, operations (including results thereof) or conditions (financial or otherwise), which, under applicable law, rule or regulation, requires public disclosure at or before the date hereof or announcement by the Company but which has not been so publicly disclosed. All financial projections and forecasts that have been prepared by or on behalf of the Company or any of its Subsidiaries and made available to the Buyers have been prepared in good faith based upon reasonable assumptions and represented, at the time each such financial projection or forecast was delivered to each Buyer, the Company’s best estimate of future financial performance (it being recognized that such financial projections or forecasts are not to be viewed as facts and that the actual results during the period or periods covered by any such financial projections or forecasts may differ from the projected or forecasted results). The Company acknowledges and agrees that no Buyer makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.

(y) No General Solicitation. Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Securities.

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(z) Private Placement. Assuming the accuracy of the Buyers’ representations and warranties set forth in Section 2, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Buyers as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Primary Market.

(aa) Certain Trading Activities. The Company acknowledges that, notwithstanding section 2(j), the Buyers’ may engage in the trading of options with regard to the Company’s Common Stock.

4. COVENANTS.

(a) Reporting Status. For the period beginning on the date hereof, and ending 6 months after the date on which all the Convertible Debentures and Warrants are no longer outstanding (the “Reporting Period”), the Company shall file on a timely basis all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would no longer require or otherwise permit such termination.

(b) Use of Proceeds. The Company shall use the proceeds from the issuance of the Convertible Debenture hereunder as set forth in the Use of Proceeds schedule attached here to in Schedule 5(g), and for working capital and other general corporate purposes. Neither the Company nor any Subsidiary will, directly or indirectly, use the proceeds of the transactions contemplated herein to repay any loans to any executives or employees of the Company or to make any payments in respect of any related party debt all of which related party obligations shall be subordinated to the obligations owed to the Buyer, provided however, that the Company shall be permitted to pay customary executive salaries and expenses in line with past practice; provided that only current salaries and expenses and not past due amounts will be paid. Neither the Company nor any Subsidiary will, directly or indirectly, use the proceeds of the transactions contemplated herein, or lend, contribute, facilitate or otherwise make available such proceeds to any Person (i) to fund, either directly or indirectly, any activities or business of or with any Person that is identified on the list of Specially Designated Nationals and Blocker Persons maintained by OFAC, or in any country or territory, that, at the time of such funding, is, or whose government is, the subject of Sanctions Programs, or (ii) in any other manner that will result in a violation of Sanctions Programs.

(c) Listing. To the extent applicable, the Company shall promptly secure the listing or designation for quotation (as the case may be) of all of the Underlying Securities (as defined below) upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed or designated for quotation (as the case may be, each an “Eligible Market”), subject to official notice of issuance, and shall use reasonable efforts to maintain such listing or designation for quotation (as the case may be) of all Underlying Securities from time to time issuable under the terms of the Transaction Documents on such Eligible Market for the Reporting Period. Neither the Company nor any of its Subsidiaries shall take any action which could be reasonably expected to result in the delisting or suspension of the Common Stock on an Eligible Market during the Reporting Period. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(c). “Underlying Securities” means the (i) the Conversion Shares and the Warrant Shares, and (ii) any common stock of the Company issued or issuable with respect to the Conversion Shares or the Warrant Shares, including, without limitation, (1) as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise and (2) shares of capital stock of the Company into which the shares of Common Stock are converted or exchanged without regard to any limitations on conversion of the Convertible Debentures or the exercise of the Warrants.

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(d) Fees. The Company shall pay to YA Global II SPV, LLC, an affiliate of the lead Buyer (the “Subsidiary Fund”), a one-time due diligence and structuring fee of $10,000,. the due diligence and structuring fee shall be deducted from the gross proceeds of the First Closing. The Company authorizes the Buyer to deduct any fees due hereunder from the gross proceeds of the purchase of any Convertible Debentures. In addition, Buyer acknowledges and agrees that the Company shall pay a placement agent fee of $230,000 to Maxim Group, as placement agent.

(e) Pledge of Securities. Notwithstanding anything to the contrary contained in this Agreement, the Company acknowledges and agrees that, subject to compliance with applicable federal and state securities laws, the Securities may be pledged by an Investor in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by a Buyer.

(f) Disclosure of Transactions and Other Material Information. On or before 9:30 a.m., New York time, on the first Business Day after the date of this Agreement, the Company shall file a current report of on Form 8-K describing all the material terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and attaching all the material Transaction Documents (including, without limitation, this Agreement (and all schedules to this Agreement) (including all attachments, the “Current Report”). From and after the filing of the Current Report, the Company shall have disclosed all material, non-public information (if any) provided to any of the Buyers by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. In addition, effective upon the filing of the Current Report, the Company acknowledges and agrees that any and all confidentiality or similar obligations with respect to the transactions contemplated by the Transaction Documents under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and the Buyers or any of their affiliates, on the other hand, shall terminate. The Company shall not, and the Company shall cause each of its Subsidiaries and each of its and their respective officers, directors, employees and agents not to, provide any Buyer with any material, non-public information regarding the Company or any of its Subsidiaries from and after the date hereof without first obtaining the express prior written consent of such Buyer (which may be granted or withheld in such Buyer’s sole discretion).

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(g) Reservation of Shares. So long as any of the Convertible Debentures remain outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 300% of the maximum number of shares of Common Stock issuable upon conversion of all the Convertible Debentures then outstanding (assuming for purposes hereof that (x) the Convertible Debentures are convertible at the Conversion Price then in effect, and (y) any such conversion shall not take into account any limitations on the conversion of the Convertible Debentures (the “Required Reserve Amount”); provided that at no time shall the number of shares of Common Stock reserved pursuant to this Section 4(g) be reduced other than proportionally in connection with any conversion and/or redemption, or reverse stock split. If at any time the number of shares of Common Stock authorized and reserved for issuance is not sufficient to meet the Required Reserved Amount, the Company shall within 30 calendar days take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize an increase the number of authorized shares to meet the Company’s obligations pursuant to the Transaction Documents, in the case of an insufficient number of authorized shares, recommending that stockholders vote in favor of an increase in such authorized number of shares sufficient to meet the Required Reserved Amount.

(h) Additional Registration Statements. So long as the Convertible Debentures and/or Warrants are outstanding and/or the Investor holds Conversion Shares and/or Warrant Shares and such Conversion Shares and/or Warrant Shares are either not registered for resale pursuant to an effective registration statement or eligible for resale pursuant to an exemption of the registration requirements of the Securities Act, the Company will not file a registration statement under the Securities Act relating to securities that are not the Securities without including the Conversion Shares and/or Warrant Shares issuable upon conversion of the Convertible Debentures and/or exercise of the Warrant and/or such Conversion Shares and/or Warrant Shares issued and held by the Investor; provided, however, that such prohibition shall not apply to any registration statement which is currently on file with the SEC (including any related registration statement, prospectus or supplement required by Rule 462 or 424 of the Securities Act.

(i) Registration Rights. As may otherwise be required by section 2(c) of the Registration Rights Agreement and in addition to the requirement therein, so long as the Convertible Debentures and/or Warrants are outstanding and/or the Investor holds Conversion Shares and/or Warrant Shares and such Conversion Shares and/or Warrant Shares issuable upon conversion of the Convertible Debentures and/or exercise of the Warrants and/or are issued and held by the Investor are either not registered for resale pursuant to an effective registration statement or eligible for resale pursuant to an exemption of the registration requirements of the Securities Act the Company shall file on the date thereof a registration statement or an amendment to the then existing Registration Statement (as this term is defined in the Registration Rights Agreement) under the Securities Act relating to the Conversion Shares and/or Warrant Shares issuable upon conversion of the Convertible Debentures and/or exercise of the Warrants and/or issued and held by the Investor. Notwithstanding the foregoing, as long as the Company is in compliance with the requirements of the Registration Rights Agreement, the failure to file a registration statement or an amendment thereto prior to the date on which such filing is required by the Registration Rights Agreement shall not be considered a breach of this Section 4(i).

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(j) Conduct of Business. The business of the Company and its Subsidiaries shall not be conducted in violation of Applicable Laws or any law, ordinance or regulation of any Governmental Entity, except where such violations would not reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect. The covenant set forth above shall be ongoing while the Investor owns any Securities. The Company shall promptly notify the Investor in writing should it become aware of (a) any changes to this covenant, or (b) if it cannot comply with the covenant set forth above. The Company shall also promptly notify the Investor in writing should it become aware of an investigation, litigation or regulatory action relating to an alleged or potential violation of Applicable Laws to the extent such event or action is material and would be required to be publicly disclosed.

(k) From the date hereof until all the Convertible Debentures have been repaid, unless the holders of at least 75% in principal amount of the then outstanding Convertible Debentures shall have given prior written consent, the Company shall not, and shall not permit any of its subsidiaries (whether or not a subsidiary on the date hereof) to, directly or indirectly (i) other than Permitted Indebtedness, enter into, create, incur, assume, guarantee or suffer to exist any indebtedness for borrowed money of any kind, including, but not limited to, a guarantee, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom, (ii) other than Permitted Liens, enter into, create, incur, assume or suffer to exist any lien, security interest, option or other charge or encumbrance (each, a “Lien”) of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom, or (iii) amend its charter documents, including, without limitation, its certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of the holders of the Convertible Debentures, (iv) make any payments in respect of any related party debt, (v) enter into or agree to enter into any debenture, note, instrument, contract, financing arrangements, or other transaction that allows the holder of such instrument or counterparty to such transaction to receive payments in or acquire shares of Common Stock, for no consideration or consideration less than the volume weighted average price or bid price of the Common Stock, or that varies or may vary with the volume weighted average price or closing bid price of the Common Stock, as quoted by Bloomberg, LP, immediately prior to its issuance, (vi) enter into any security instrument granting the holder a security interest in any and all assets of the Company, or (vii) other than for bona-fide employee stock option plans, file any registration statement on Form S-8

“Permitted Indebtedness” shall mean: (i) indebtedness evidenced by the Convertible Debentures; (ii) indebtedness described on a Disclosure Schedule attached hereto; (iii) indebtedness incurred solely for the purpose of financing the acquisition or lease of any equipment, including capital lease obligations with no recourse other than to such equipment; (iv) indebtedness (A) the repayment of which has been subordinated to the payment of the Convertible Debentures on terms and conditions acceptable to the Buyers, including with regard to interest payments and repayment of principal, (B) which does not mature or otherwise require or permit redemption or repayment prior to or on the 91st day after the maturity date of any Convertible Debentures then outstanding; and (C) which is not secured by any assets of the Company or its subsidiaries; (v) indebtedness associated with acquiring new intellectual property assets and licenses, so long as the proceeds are going to the party(ies) from which the Company is acquiring the assets, licenses, and other properties and (vi) any indebtedness (other than the indebtedness set out in (i) – (v) above) incurred after the date hereof, provided that such indebtedness does not exceed $300,000 at any given time.

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“Permitted Liens” shall mean (1) any security interest granted to the Buyers to secure the obligations under the Convertible Debentures, (2) any prior security interest granted to the Buyers, (3) existing Liens disclosed by the Company on a Disclosure Schedule attached hereto; (4) inchoate Liens for taxes, assessments or governmental charges or levies not yet due, as to which the grace period, if any, related thereto has not yet expired, or being contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with GAAP; (5) Liens of carriers, materialmen, warehousemen, mechanics and landlords and other similar Liens which secure amounts which are not yet overdue by more than 60 days or which are being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP; (6) licenses, sublicenses, leases or subleases granted to other persons not materially interfering with the conduct of the business of the Company; (7) Liens securing capitalized lease obligations and purchase money indebtedness incurred solely for the purpose of financing an acquisition or lease; (8) easements, rights-of-way, restrictions, encroachments, municipal zoning ordinances and other similar charges or encumbrances, and minor title deficiencies, in each case not securing debt and not materially interfering with the conduct of the business of the Company and not materially detracting from the value of the property subject thereto; (9) Liens arising out of the existence of judgments or awards which judgments or awards do not constitute an Event of Default; (10) Liens incurred in the ordinary course of business in connection with workers compensation claims, unemployment insurance, pension liabilities and social security benefits and Liens securing the performance of bids, tenders, leases and contracts in the ordinary course of business, statutory obligations, surety bonds, performance bonds and other obligations of a like nature (other than appeal bonds) incurred in the ordinary course of business (exclusive of obligations in respect of the payment for borrowed money); (11) Liens in favor of a banking institution arising by operation of law encumbering deposits (including the right of set-off) and contractual set-off rights held by such banking institution and which are within the general parameters customary in the banking industry and only burdening deposit accounts or other funds maintained with a creditor depository institution; (12) usual and customary set-off rights in leases and other contracts; (13) escrows in connection with acquisitions and dispositions and (14) royalties and other rights to revenue derived from the sale of the Company’s products that are granted in the ordinary course of business.

5. REGISTER; TRANSFER AGENT INSTRUCTIONS; LEGEND.

(a) Register. The Company shall maintain at its principal executive offices or with the Transfer Agent (or at such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Convertible Debentures in which the Company shall record the name and address of the Person in whose name the Convertible Debentures have been issued (including the name and address of each transferee), the amount of Convertible Debentures held by such Person, and the number of Conversion Shares or Warrant Shares issuable upon conversion of the Convertible Debentures or exercise of the Warrants held by such Person. The Company shall keep the register open and available at all times during business hours for inspection of the Buyer or its legal representatives.

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(b) Transfer Restrictions. The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Buyer or in connection with a pledge as contemplated herein, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of a Buyer under this Agreement.

6. CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

The obligation of the Company hereunder to issue and sell the Convertible Debentures to the Buyer at each Closing is subject to the satisfaction, at or before each Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

(a) The Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

(b) The Buyer shall have delivered to the Company the Purchase Price (less, the amounts withheld pursuant to Section 4(d)) for the Convertible Debentures being purchased by the Buyer at the Closing by wire transfer of immediately available funds in accordance with the Closing Statement.

(c) The representations and warranties of the Buyer shall be true and correct in all material respects as of the date when made and as of each Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to such Closing Date.

7. CONDITIONS TO THE BUYER’S OBLIGATION TO PURCHASE.

The obligation of the Buyer hereunder to purchase its Convertible Debentures at each Closing is subject to the satisfaction, at or before each Closing Date, of each of the following conditions, provided that these conditions are for the Buyer’s sole benefit and may be waived by the Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(a) The Company shall have duly executed and delivered to the Buyer each of the Transaction Documents to which it is a party and the Company shall have duly executed and delivered to the Buyer a Convertible Debenture with a principal amount corresponding to the Closing.

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(b) The Buyer shall have received the opinion of counsel to the Company, dated as of the First Closing Date, in the form reasonably acceptable to such Buyer which shall include but not be limited to whether the Company is an issuer defined as a “Shell Company,” as defined in paragraph (i)(1)(i) of Rule 144 or has been at any time previously an issuer defined as a “Shell Company.”

(c) The Company shall have provided to the Buyer an executed Officer’s Certificate in a form satisfactory to the Buyer and dated as of the Closing Date, as to (i) the Company’s Article of Incorporation, (ii) the Bylaws of the Company, (iii) the resolutions as adopted by the Company’s Board of Directors in a form reasonably acceptable to the Buyer, (iv) the Company’s Certificate of Good, each as in effect at the Closing.

(d) The Company shall have delivered to each Buyer copies of its and each Subsidiaries certified copies of its charter, as well as any shareholder or operating agreements by or among the shareholders or members of any of the Company’s Subsidiaries.

(e) The Company shall have delivered to such Buyer a certificate evidencing the incorporation and good standing of the Company as of a date within ten (10) days of the Closing Date.

(f) Each and every representation and warranty of the Company shall be true and correct in all material respects (other than representations and warranties qualified by materiality, which shall be true and correct in all respects) as of the date when made and as of each Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions set forth in each Transaction Document required to be performed, satisfied or complied with by the Company at or prior to each Closing Date.

(g) The Common Stock (A) shall be designated for quotation or listed (as applicable) on the Principal Market and (B) shall not have been suspended, as of each Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of each Closing Date, either (I) in writing by the SEC or the Principal Market or (II) by falling below the minimum maintenance requirements of the Principal Market.

(h) The Company shall have obtained all governmental, regulatory or third-party consents and approvals, if any, necessary for the sale of the Securities, including without limitation, those required by the Principal Market, if any.

(i) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or Governmental Entity of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

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(j) Since the date of execution of this Agreement, no event or series of events shall have occurred that has resulted in or would reasonably be expected to result in a Material Adverse Effect, or an Event of Default (as defined in the Convertible Debentures).

(k) The Company shall have obtained, to the extent required, approval of the Principal Market to list or designate for quotation (as the case may be) the maximum number of Conversion Shares issuable pursuant to the Convertible Debentures to be issued at the Closing.

(l) The Buyer shall have received a letter, duly executed by an officer of the Company, setting forth the wire amounts of the Buyer and the wire transfer instructions of the Company (the “Closing Statement”).

(m) From the date hereof to the applicable Closing Date, trading in the Common Stock shall not have been suspended by the SEC or the Principal Market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing) and (ii) at any time from the date hereof to the applicable Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on the Principal Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of each Buyer, makes it impracticable or inadvisable to purchase the Securities at the Closing.

(n) The Company and its Subsidiaries shall have delivered to the Buyer such other documents, instruments or certificates relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

(o) Solely with respect to the Second Closing, the Registration Statement shall be effective in accordance with the provisions set forth in the Registration Rights Agreement, including the effectiveness deadline set froth therein.

8. TERMINATION.

In the event that the First Closing shall not have occurred with respect to the Buyer within five (5) days of the date hereof, then such Buyer shall have the right to terminate its obligations under this Agreement with respect to itself at any time on or after the close of business on such date without liability of such Buyer to any other party; provided, however, (i) the right to terminate this Agreement under this Section 8 shall not be available to such Buyer if the failure of the transactions contemplated by this Agreement to have been consummated by such date is the result of such Buyer’s breach of this Agreement and (ii) the abandonment of the sale and purchase of the Convertible Debentures shall be applicable only to such Buyer providing such written notice, provided further that no such termination shall affect any obligation of the Company under this Agreement to reimburse such Buyer for the expenses described herein. Nothing contained in this Section 8 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

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9. MISCELLANEOUS.

(a) Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or under any of the other Transaction Documents or with any transaction contemplated hereby or thereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude any Buyer from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to such Buyer or to enforce a judgment or other court ruling in favor of such Buyer. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR UNDER ANY OTHER TRANSACTION DOCUMENT OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

(b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

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(c) Headings; Gender. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(d) Entire Agreement, Amendments. This Agreement supersedes all other prior oral or written agreements between the Buyer, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

(e) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing by letter and email and will be deemed to have been delivered: upon the later of (A) either (i) receipt, when delivered personally or (ii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same and (B) receipt, when sent by electronic mail. The addresses and e-mail addresses for such communications shall be:

If to the Company, to:	Kraig Biocraft Laboratories, Inc.
2723 South State Street – Suite 150
Ann Arbor, MI 48104
	Telephone:	(734) 619-8066
	Attention:	Kim Thompson
E-Mail:

With Copy to:	Hunter Taubman Fischer & Li LLC
48 Wall Street, Suite 1100
New York, NY 10005
	Telephone:	(917) 512-0827
	Attention:	Louis Taubman, Esq.
E-Mail:

If to the Buyer, to its address and e-mail address set forth on the Schedule of Buyers,

With copy to:	David Gonzalez, Esq.
c/o Yorkville Advisors Global, LP
1012 Springfield Avenue
Mountainside, NJ 07092
EMail:

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or to such other address, e-mail address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) electronically generated by the sender’s e-mail service provider containing the time, date, recipient e-mail address or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

(f) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of any of the Convertible Debentures (but excluding any purchasers of Underlying Securities, unless pursuant to a written assignment by the Buyer). The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyers. In connection with any transfer of any or all of its Securities, the Buyer may assign all, or a portion, of its rights and obligations hereunder in connection with such Securities without the consent of the Company, in which event such assignee shall be deemed to be a Buyer hereunder with respect to such transferred Securities.

(g) Indemnification.

(i) In consideration of the Buyer’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless the Buyer and each holder of any Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company in any of the Transaction Documents, (ii) any breach of any covenant, agreement or obligation of the Company or any Subsidiary contained in any of the Transaction Documents or (iii) any cause of action, suit, proceeding or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company or any Subsidiary) or which otherwise involves such Indemnitee that arises out of or results from (A) the execution, delivery, performance or enforcement of any of the Transaction Documents, (B) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, or (C) any disclosure properly made by such Buyer pursuant to Section 4(f), or (D) the status of the Buyer or holder of the Securities either as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents or as a party to this Agreement (including, without limitation, as a party in interest or otherwise in any action or proceeding for injunctive or other equitable relief); provided, however, that the foregoing indemnification shall not be available to any particular Indemnitee to the extent it is determined by a court of competent jurisdiction in a final judgement not subject to appeal that the Indemnified Liabilities for which such indemnification is sought arises from the gross negligence or willful misconduct of such Indemnitee. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

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(ii) Promptly after receipt by an Indemnitee under this Section 9(g) of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving an Indemnified Liability, such Indemnitee shall, if a claim in respect thereof is to be made against the Company under this Section 9(g), deliver to the Company a written notice of the commencement thereof, and the Company shall have the right to participate in, and, to the extent the Company so desires, to assume control of the defense thereof with counsel mutually reasonably satisfactory to the Company and the Indemnitee; provided, however, that an Indemnitee shall have the right to retain its own counsel with the fees and expenses of such counsel to be paid by the Company if: (A) the Company has agreed in writing to pay such fees and expenses; (B) the Company shall have failed promptly to assume the defense of such Indemnified Liability and to employ counsel reasonably satisfactory to such Indemnitee in any such Indemnified Liability; or (C) the named parties to any such Indemnified Liability (including any impleaded parties) include both such Indemnitee and the Company, and such Indemnitee shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnitee and the Company (in which case, if such Indemnitee notifies the Company in writing that it elects to employ separate counsel at the expense of the Company, then the Company shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Company), provided further, that in the case of clause (C) above the Company shall not be responsible for the reasonable fees and expenses of more than one (1) separate legal counsel for the Indemnitees. The Indemnitee shall reasonably cooperate with the Company in connection with any negotiation or defense of any such action or Indemnified Liability by the Company and shall furnish to the Company all information reasonably available to the Indemnitee which relates to such action or Indemnified Liability. The Company shall keep the Indemnitee reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. The Company shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the Company shall not unreasonably withhold, delay or condition its consent. The Company shall not, without the prior written consent of the Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect to such Indemnified Liability or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnitee. Following indemnification as provided for hereunder, the Company shall be subrogated to all rights of the Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the Company within a reasonable time of the commencement of any such action shall not relieve the Company of any liability to the Indemnitee under this Section 9(g), except to the extent that the Company is materially and adversely prejudiced in its ability to defend such action.

(iii) The indemnification required by this Section 9(g) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, within ten (10) days after bills supporting the Indemnified Liabilities are received by the Company.

(iv) The indemnity agreement contained herein shall be in addition to (A) any cause of action or similar right of the Indemnitee against the Company or others, and (B) any liabilities the Company may be subject to pursuant to the law.

(h) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

[REMAINDER PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

KRAIG BIOCRAFT LABORATORIES, INC.

By:
Name:
Title:

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IN WITNESS WHEREOF, the Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYER:

YA II PN, LTD.

By:	Yorkville Advisors Global, LP
Its:	Investment Manager

By:	Yorkville Advisors Global II, LLC
Its:	General Partner

By:
Name:
Title:

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LIST OF EXHIBITS:

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EXHIBIT A

FORM OF CONVERTIBLE DEBENTURES

EXHIBIT B

FORM OF WARRANTS

SCHEDULE OF BUYERS

(a)		(b)
Buyer		Subscription Amount of Convertible Debentures

YA II PN, Ltd.
1012 Springfield Avenue	First Closing:	$1,500,000.00
Mountainside, NJ 07092	Second Closing	$1,500,000.00
Email:

	Aggregate:	$3,000,000.00

Legal Representative’s Address and E-Mail Address
David Gonzalez, Esq.
1012 Springfield Avenue
Mountainside, NJ 07092
Email:

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